SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        BlackRock Health Sciences Trust

            (Exact Name of Registrant as Specified in its Charter)

        Delaware
 (State of Incorporation                                     (I.R.S. Employer
    or Organization)                                        Identification no.)


           100 Bellevue Parkway,                             19809
            Wilmington, Delaware                          (Zip Code)
  (Address of Principal Executive Offices)

If this form relates to the registration        If this form relates to the
of a class of securities pursuant to            registration of a class of
Section 12(b)of the Exchange Act                securities pursuant to Section
and is effective pursuant to General            12(g) of the Exchange Act and
Instruction A.(c), please check the             is effective pursuant to General
following box. [X]                              Instruction A.(d), please check
                                                the following box. [ ]





Securities Act registration statement file number to which this form relates:
333-122225

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                         Name of Each Exchange on Which
     to be so Registered                         Each Class is to be Registered
     -------------------                         ------------------------------

     Common Shares of Beneficial Interest        New York Stock Exchange



Securities to be registered pursuant to Section 12(g) of the Act:

                                     None

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Shares" in the Registrant's Registration Statement on Form N-2 (File Nos. 333-122225 and 811-21702), as filed electronically with the Securities and Exchange Commission (the "Commission") on January 21, 2005 (Accession No. 0000950172-05-000234) ("Registration Statement on Form N-2"), as amended by Pre-Effective Amendment No.1 to the Registration Statement on Form N-2, as filed with the Commission on February 28, 2005 (Accession No. 0001047469-05-004899).


ITEM 2.  EXHIBITS.

         Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    BLACKROCK HEALTH SCIENCES TRUST

                                    By:       /s/ Robert S. Kapito
                                              ------------------------------
                                    Name:     Robert S. Kapito
                                    Title:    Trustee and President
                                              (Principal Executive Officer)


Date: March 24, 2005